AXIS Capital Investor Day 2013 Strong Fundamentals. Continued Success. June 12, 2013

Safe Harbor Statement 2 Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates. Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following: • The occurrence and magnitude of natural and man-made disasters, • Actual claims exceeding our loss reserves, • General economic, capital and credit market conditions, • The failure of any of the loss limitation methods we employ, • The effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, • The failure of our cedants to adequately evaluate risks, • Inability to obtain additional capital on favorable terms, or at all, • The loss of one or more key executives, • A decline in our ratings with rating agencies, • Loss of business provided to us by our major brokers, • Changes in accounting policies or practices, • The use of industry catastrophe models and changes to these models, • Changes in governmental regulations, • Increased competition, • Changes in the political environment of certain countries in which we operate or underwrite business, and • Fluctuations in interest rates, credit spreads, equity prices and/or currency values.

AXIS Capital Investor Day 2013 Strong Fundamentals. Continued Success. June 12, 2013

What to Listen For 4 Underwriting Excellence Underpins Sustainable Differentiation Strength, Depth and Focus of Global Specialist Franchises Diversifying Growth and Enhanced Portfolio Construction Proven AXIS Approach to Strategic Initiatives Strong Balance Sheet and Prudent Steward of Capital

1:00pm Overview of Strategy and Team Strong Fundamentals. Continued Success. Albert Benchimol President & CEO AXIS Re Well-Positioned for the Changing Environment Jay Nichols CEO, AXIS Re AXIS Insurance Sustainable, Growing and Profitable Specialty Insurer Jack Gressier CEO, AXIS Insurance AXIS Accident & Health The Right Strategy in a Growing and Profitable Market Chris DiSipio CEO, AXIS Accident & Health 2:20pm Break 2:40pm Risk The Right Balance for AXIS Michael Steel Chief Risk Officer Finance and Capital Management Balancing the Interests of All Stakeholders Joe Henry Chief Financial Officer Question and Answer Session Today’s Agenda 5

AXIS Team Members Presenting Today 6 Jay Nichols CEO, AXIS Re Albert Benchimol President & CEO Bill Fischer CUO, AXIS Re Jack Gressier CEO, AXIS Insurance Joe Henry CFO Tim Covello EVP, AXIS Insurance Chris DiSipio CEO, AXIS Accident & Health Joe England EVP, AXIS Insurance Stephan Knipper President & CUO, AXIS Re Europe Michael Steel Chief Risk Officer

Overview of Strategy and Team Strong Fundamentals. Continued Success. Albert Benchimol, President & CEO

Agenda •Who We Are •Review of Performance • Strategic and Financial Goals 8

Value Proposition AXIS is a global insurer and reinsurer, providing our clients and distribution partners a broad range of risk transfer products and services, meaningful capacity and unquestioned financial strength. Culture We nurture an ethical, entrepreneurial and disciplined culture that promotes outstanding client service, intelligent risk taking and superior risk adjusted returns for our shareholders. Goal The achievement of our objectives will position AXIS as a leading global diversified insurance and reinsurance company as measured by quality, sustainability and profitability. Our Mission 9

Strategic Goal Volatility by Quintile R e turn s b y Quin til e 5 th 4 th 3 rd 2 n d 1 s t Lo w e s t Highe s t 5th 4th 3rd 2nd 1st Lowest Highest Goal is to consistently deliver top-quintile ROACE and growth in diluted book value per share with industry average volatility 10

44% 56% Hybrid (Re)insurer with Strategic Flexibility 11 • 710 Employees • GPW CAGR 2002 – 2012 = 11% • Underwriting Profit every year • 193 Employees • GPW CAGR 2002 – 2012 = 19% • Underwriting Profit 9 of 11 years (1) Includes corporate expenses. AXIS Insurance AXIS Re ‘02-’12 GPW $20.3 ‘02-’12 Underwriting Income $2.1 ’02-’12 Aggregate Combined Ratio 83% ‘02-’12 GPW $15.7 ‘02-’12 Underwriting Income $1.6 ‘02-’12 Aggregate Combined Ratio 89% 2002-2012 Aggregate Gross Premiums Written ($ in Billions) Consolidated AXIS ‘02-’12 GPW $36.0 ‘02-’12 Underwriting Income $3.6 ‘02-’12 Aggregate Combined Ratio 89%(1)

• 29 offices on 5 continents • Risk-bearing platforms in the U.S., Bermuda and Europe, with international branches • 1,160 employees world-wide Strategic Global Presence 12

Financial Strength and Flexibility 13 Note: Financial data as of 3/31/2013. (1) Pro forma for May 2013 issuance of $225M Series D Preferred and redemption of $100M Series A Preferred. Competitive Capital Base • Total capital of $7.0 Bn(1) Competitive Financial Strength Ratings • Standard & Poor’s “A+” Stable • Moody’s “A2” Stable • A.M. Best “A” with Positive Outlook • Fitch “A+” Stable Solid Reserve Position • IBNR of 63% of net loss reserves High-Quality, Highly Liquid Investment Portfolio • Total cash and investments of $14.5 Bn • Average credit rating of AA- for fixed maturity portfolio Financial Flexibility • Debt and preferred equity to total capital ratio of 23.2%(1)

$13.90 $16.74 $19.29 $18.34 $23.45 $28.79 $25.79 $33.65 $39.37 $38.08 $42.97 $44.67 $0.14 $0.64 $1.24 $1.855 $2.535 $3.29 $4.10 $4.96 $5.89 $6.86 $7.11 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q1 2013Diluted BVPS¹ Accumulated Dividends Declared $13.90 $16.88 $19.93 $19.58 $25.31 $31.33 $29.08 $37.75 $44.33 $43.97 $49.83 Delivered Excellent Shareholder Value Creation 14 (1) Diluted book value per share calculated using treasury stock method. 12/31/02 diluted BVPS is pro forma for AXIS Capital IPO. $51.78 2002 - Q1 ‘13 CAGR = 13.7% Total Value Creation = Growth in Diluted Book Value per Share(1) + Accumulated Declared Dividends

Delivered Top-Quintile Average ROACE

2002-2012 Average ROACE vs. Volatility



Average ROACE (2002-2012) by Quintile
Highest
Lowest
1st
2nd
3rd
4th
5th
AXIS
1st
2nd
3rd
4th
5th
Lowest
Highest
Volatility by Quintile
US Specialty
US Scale
Bermuda Hybrid
Reinsurance Predominating
Property Catastrophe Reinsurance

Sources: Company documents.

Note: US Specialty group includes American Financial, HCC, Markel, RLI, W.R. Berkley, and Alleghany. US Scale group includes Chubb, CNA, Hartford, and Travelers. Bermuda Hybrid group includes ACE, Arch, Argo, Aspen, Allied World, AXIS, Endurance, and XL. Reinsurance Predominating group includes Partner Re, Platinum, and Everest Re. Property Catastrophe Reinsurance group includes Montpelier and RenRe. Aspen and Platinum average ROACE calculated from 2003-2012.

15

Delivered Top-Quintile Underwriting Profitability

2002-2012 Average Annual P&C Underwriting Profitability(1) vs. Volatility



Average Annual P&C Underwriting Profitability(1) by Quintile
Highest
Lowest
1st
2nd
3rd
4th
5th
AXIS
1st
2nd
3rd
4th
5th
Lowest
Highest
Volatility by Quintile
US Specialty
US Scale
Bermuda Hybrid
Reinsurance Predominating
Property Catastrophe Reinsurance

Sources: Company documents.

Note: US Specialty group includes American Financial, HCC, Markel, RLI, W.R. Berkley, and Alleghany. US Scale group includes Chubb, CNA, Hartford, and Travelers. Bermuda Hybrid group includes ACE, Arch, Argo, Aspen, Allied World, AXIS, Endurance, and XL. Reinsurance Predominating group includes Partner Re, Platinum, and Everest Re. Property Catastrophe Reinsurance group includes Montpelier and RenRe.

(1) Average annual underwriting profitability calculated as 1 – average 2002-2012 P&C combined ratio including corporate expenses.

16

Leveraging Core Underwriting Skills 17 Consistent, Superior Results

Joseph Henry CFO Years in Industry: 39 Years at AXIS: 1 Highly Experienced Leadership Team 18 Average Years of Industry Experience : 27 Albert Benchimol President & CEO Years in Industry: 24 Years at AXIS: 2 Jay Nichols CEO, AXIS Re Years in Industry: 31 Years at AXIS: 1 Dennis Reding Chief Operating Officer Years in Industry: 42 Years at AXIS: 10 Richard Strachan Chief Operations Officer Years in Industry: 28 Years at AXIS: 11 Jack Gressier CEO, AXIS Insurance Years in Industry: 27 Years at AXIS: 11 Michael Steel Chief Risk Officer Years in Industry: 23 Years at AXIS: 5 Richard Gieryn General Counsel Years in Industry: 31 Years at AXIS: 10 Brian Goshen Chief Administrative Officer Years in Industry: 15 Years at AXIS: 7 Eric Gesick Chief Actuary Years in Industry: 21 Years at AXIS: 1 Linda Ventresca EVP, Corporate Development & IR Years in Industry: 15 Years at AXIS: 10 Chris DiSipio CEO, AXIS Accident & Health Years in Industry: 29 Years at AXIS: 4

• Added key management talent • Attracted seasoned underwriting teams • Attracted 85 employees to our Accident & Health initiative oIncluding Senior A&H management with an average 27 years of industry experience Adding Talent to Deliver on Strategic Initiatives 19 Name Title Years of Industry Experience Jay Nichols CEO, AXIS Re 31 Peter Wilson President, U.S. Insurance 30 Joe Henry CFO 39 Eric Gesick Chief Actuary 21 Team Senior Underwriters Average Years of Industry Experience Renewable Energy 4 11 Agriculture Reinsurance 2 25 Design Pro & Environmental 9 19 Primary Casualty 5 24 Weather & Commodities Markets 2 17

Invest in our people and culture • Underwriting talent which delivered top-tier underwriting results since inception doing the same • Successfully attracting and adding new top-tier underwriting talent Deliver diversified growth • Bring specialist underwriting to new target markets • Develop new specialist franchises in AXIS model • More balance and lower volatility Optimize enterprise-wide risk portfolio • Constantly improving data and analytics • Informed, not ruled, by models Enhance operational excellence • Optimal organizational structure • Investments in IT • Competitive cost structure Strategic Initiatives to Achieve Goals 20 Top-quintile risk-adjusted returns over the cycle

Quality, sustainability and profitability Excellent underwriting and value creation track record Highly experienced leadership team Strategic initiatives focused on consistently delivering top-quintile risk-adjusted returns Strong Fundamentals. Continued Success. 21

AXIS Re Well-Positioned for the Changing Environment Jay Nichols, CEO, AXIS Re

Agenda •Overview of AXIS Re •Underwriting excellence • Strategic approach to reinsurance •Overview of centers of excellence •New initiatives 23

17% 21% 4% 13% 14% 16% 13% 2% Property Catastrophe Engineering Motor Credit and Surety Professional Lines Liability Other Diversified Global Reinsurer 24 $0 $500 $1,000 $1,500 $2,000 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2012 Gross Premiums Written by Line $1.8 Billion, 44% of Consolidated GPW Gross Premiums Written ($ in Millions) 2002-2012 Financial Results ($ in Billions) Total Gross Premiums Written $15.7 Total Underwriting Income $1.6 Aggregate Combined Ratio 89%

34.0% 27.4% 15.5% 10.5% 8.3% 7.4% 7.3% 7.3% 6.8% 6.3% 5.6% 4.4% 3.9% 3.7% 1.0% 0.6% 0.4% (0.9%) 24.4% 10.5% 8.7% 4.2% 3.4% 1.4% -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% Underwriting Outperformed Diversified Peers 2003 – 2012 Aggregate Underwriting Profitability(1) Source: Company documents. Note: “Top 10” Reinsurers have >$1.5 Bn NPW in 2012 and excludes Berkshire Hathaway. European Reinsurers in Top 10 include Hannover Re, Munich Re, SCOR Re and Swiss Re. Top 10 Reinsurers >$1.5 Bn NPW (ex. European) include Alleghany, Everest Re, Partner Re and XL. Reinsurers <$1.5 Bn NPW include Allied World, Alterra, Arch, Aspen, Endurance, and Platinum. Property Catastrophe includes Montpelier, RenRe and Validus (Validus includes only years 2006-2012). (1) 2003-2012 aggregate underwriting profitability calculated as 1- ten year aggregate combined ratio for each company’s reinsurance segment only. 25 European Reinsurers in Top 10 Top 10 Reinsurers > $1.5Bn NPW (ex. European) Reinsurers < $1.5Bn NPW Property Catastrophe

Solid Risk-Adjusted Underwriting Returns

2003-2012 Average Annual Underwriting Profitability(1) vs. Volatility



35.0%
25.0%
15.0%
5.0%
(5.0%)
Average Annual Underwriting Profitability(1)
1.6x
0.8x
Average ex. AXS=0.5x
1.9x
AXIS
0.8x
0.4x
0.4x
0.4x
1.0x
0.4x
0.3x
0.4x
0.4x
0.3x
0.3x
0.4x
0.1x
0.0x
0.1x
(0.3x)
All Reinsurance Peers = 0.4x
Generalist
Diversified Specialist
Specialist
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Volatility (Standard Deviation)
European Reinsurers in Top 10
Top 10 Reinsurers > $1.5 Bn NPW (ex. European)
Reinsurers < $1.5 Bn NPW
Property Catastrophe

Source: Company documents.

Note: "Top 10" Reinsurers have >$1.5 Bn NPW in 2012 and excludes Berkshire Hathaway. European Reinsurers in Top 10 include Hannover Re, Munich Re, SCOR Re and Swiss Re. Top 10 Reinsurers >$1.5 Bn NPW (ex. European) include Alleghany, Everest Re, Partner Re and XL. Reinsurers <$1.5 Bn NPW include Allied World, Alterra, Arch, Aspen, Endurance, and Platinum. Property Catastrophe includes Montpelier, RenRe and Validus (Validus includes only years 2006-2012). Sharpe Ratio (multiple for each company) represents 2003-2012 average underwriting profitability to volatility relationship calculated as 2003-2012 average underwriting profitability / standard deviation of 2003-2012 underwriting profitability for each company's reinsurance segment only.

(1) Average annual underwriting profitability calculated as 1- ten year average combined ratio for each company's reinsurance segment only.

26

Strategic Approach Executed in Multiple Dimensions 27 Approach to risk-taking in multiple dimensions recognizes evolution of the (re)insurance landscape • (Re)insurance landscape changing • Opportunities to enhance and expand returns in all lines and geographies • Executing on all dimensions delivers increased value to our customers New Initiatives

Highly Experienced Leadership Team

Jay Nichols
CEO, AXIS Re
Years in Industry: 31
Years at AXIS: 1

Stefan Habereder
Chief Risk Officer
Years in Industry: 18
Years at AXIS: 9

William Fischer
Chief Underwriting Officer
Head of Property
Years in Industry: 26
Years at AXIS: 12

Peter Martin
Chief Actuary
Years in Industry: 21
Years at AXIS: 12

Stephan Knipper
President and CUO
AXIS Re Europe
Years in Industry: 25
Years at AXIS: 10

Christopher Donelan
President and CUO
AXIS Re US
Head of Casualty
Years in Industry: 23
Years at AXIS: 11

Robert Looney
CFO & COO
Years in Industry: 25
Years at AXIS: 3

Uwe Remy
Head of Credit & Surety
Years in Industry: 29
Years at AXIS: 3

Peter Griffin
Head of Agriculture
Years in Industry: 20
Years at AXIS: 1

Richard Milner
President and CUO
AXIS Re Asia Pacific
Years in Industry: 18
Years at AXIS: 7

Peter Kiernan
President and CUO
AXIS Re Bermuda
Years in Industry: 24
Years at AXIS: 7

Ben Rubin
EVP, Capital Markets
Years in Industry: 13
Years at AXIS: NM

- Average years of management industry experience is **23 years** (6 years at AXIS)
- Average years of senior underwriter (28) industry experience is **24 years** (6 years at AXIS[(1)])

28

(1) Excludes new agriculture reinsurance underwriters.

Organized to Better Serve the Client 29 New York Toronto Zurich Madrid Paris Singapore Sao Paulo Bermuda (1) Includes employees in Zurich, Madrid, Sao Paulo, and Paris. Hub 2012 GPW ($ in Millions) % of 2012 GPW Employees North America $544 30% 78 Europe(1) 810 44 89 Bermuda 441 24 19 Far East 35 2 7 Total $1,830 100% 193

18% 18% 3% 1% 14% 14% 12% 13% 7% 41% 14% 39% 7% 30 Catastrophe Property Professional Lines Credit and Surety Engineering Liability Motor Other Agriculture Casualty Property & Other Credit & Surety Overview of Global Centers of Excellence Premiums In-Force by Line of Business - $2,012 million (as of May 31, 2013) Agriculture

Attributes of Centers of Excellence 31 How We Deliver Franchise Value Best Underwriters Offering the Best Products Executing with a Regional Presence With the Best Decision Support Systems (DSS) Understand markets and customers Portfolio and stand-alone deal-focus – evaluating margin, volatility and correlation Ability to dimensionalize risk – historical, hypothetical, conditional and predictive modeling Thoughtful and responsive to customer interests Managed well internally (innovative, high quality products) Differentiating and understood Consultative selling to integrate into client overall risk management strategy Leverage in regional relationships and commitments Use regional presence to enhance understanding and expand dataset Understanding of on-the-ground changes in products, behaviors and regulations Detailed and proprietary database Detailed and proprietary event sets Ability to use DSS gives us an advantage in customer service With the Best Customers First call market to structure or price programs / thought leaders Provide risk transfer for multiple products and leverage our breadth Provide risk transfer in multiple forms to “control content” Consultative selling to integrate into client overall risk management strategy

Centers of Excellence Encompass 15 Franchises 32 Property & Other In-force Premium: $820 million 46% 15% 30% 9% Property Catastrophe Property Per Risk Property Pro-rata Engineering 37% 25% 33% 5% Professional Lines Liability Motor Workers' Compensation Casualty In-force Premium: $778 million 12% 80% 6% 2% US MPCI Stop Loss US MPCI Quota Share Asia Rest of World Agriculture In-force Premium: $135 million 54% 36% 10% Trade Credit Surety Non-U.S. Surety U.S. Credit & Surety In-force Premium: $279 million Average Years Of Senior Underwriter (10) Experience 25 ’02-’12 Aggregate Loss Ratio 60.3% Average Years Of Senior Underwriter (7) Experience 22 ’02-’12 Aggregate Loss Ratio 78.0% Average Years Of Senior Underwriter (5) Experience 25 ’04-’12 Aggregate Loss Ratio 57.1% Average Years Of Senior Underwriter (2) Experience 25 ‘02-12 Aggregate Loss Ratio 63.5% Note: In-force premium as of 5/31/2013.

Agriculture: Our Newest Center of Excellence 33 Underwriters • Led by Peter Griffin (Bermuda) and Joseph Cole (Chicago) • 25 years of average industry experience Customers • Strong and long-term customer relationships Products • Product design and consultative role with respect to risk selection Regional • Global product offering, initially focused on North America Decision Support Systems • Proprietary pricing/accumulation models • Market lends itself to dynamic hedging with the right people and decision support systems • Building research capability through partnership with large academic institution

Agriculture Insurance Market is Global and Growing 34 Agriculture is a diversifying source of growth and requires technical, specialist expertise US $12.6 Bn • Mostly MPCI through crop writers in the Federal Crop Insurance Program • Federal government: premium subsidy to farmers and SRA coverage for crop insurers • Crop insurers: mix of mono-lines, regionals, major agribusiness firms and international (re)insurance companies • AXIS growth area encompassing standard and private products Canada $1.4 Bn • Mostly provincial government MPCI programs and stop-loss • Federal government provides premium subsidy to farmers • Mature market; AXIS participations stable South America $400 M • Underdeveloped crop insurance market • Most crop insurance tied to lending or merchandising relationships • AXIS involvement through agribusiness Europe $2 Bn • Mostly crop hail; some MPCI • Varied subsidies; very little government involvement • Limited AXIS involvement - longstanding relationships China $2.7 Bn • Rapidly growing market supported by increasing government involvement • AXIS developing long term relationships in an evolving market

New Opportunity: Weather & Commodity Markets 35 • Strong and familiar team (17 years of average industry experience and start-up experience) • Specialty, non-commoditized market • Capacity dislocation • Growth opportunity ($11 Bn+ global market and growing) • Execution capabilities in (re)insurance and other financial products at AXIS

Overview of Weather & Commodity Markets

(Re)insurance & Capital Markets Hybrid



Frequency of Payment
Weather Exchange Traded Products
OTC Weather Products
OTC CAT Swaps
Weather-Contingent Commodity Products
Exchange Trade Cat Derivatives
ILW Products
Electricity Outage Products
Standardized
Customized
Liquidity
Capital Markets Like
Insurance Like
Severity of Payout
AXIS Products

36

Third Party Capital Strategy Recently launched initiative leveraging proven track record of underwriting excellence achieves a number of key goals 37 Provides multiple products to address changing market conditions Deliver value to both cedant and investor clients by leveraging market leading underwriting franchise 1) Actively manage capital Increase capital flexibility while actively manage PMLs 3) Leverage market leading underwriting platform Provides the flexibility to access numerous sources of capital Diversified, global platform supplies investors access to a broad selection of products and risks 2) Increased capacity for our clients Complement traditional underwriting and modeling platforms while delivering additional capacity to key clients 4) Leveraging relationships and experience of management in third party capital management Experienced in addressing requirements of both investors and cedants Extensive relationships with capital providers

Enhancing Portfolio Construction 38 • Start up and maturing phases • Staff primarily highly experienced underwriters supported by analytical professionals • Excellent transactional underwriting • Built customer loyalty • Defined AXIS as a “go to” market • Leverage excellent transactional underwriting foundation and customer base • Enhanced group capital analytics • Layering in additional portfolio analytics to transactional underwriting CASE STUDY 1 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Today

Enhancing Portfolio Construction 39 CASE STUDY 1 Deterministic • Historical • Hypothetical • By region/peril • Custom events Volatility • Market share analysis • Line size management • Customer concentration • Coverage • PML impact analysis • Aggregation and concentration analysis • Return per unit of volatility Probabilistic • Marginal at different return intervals • Stand-alone at various return intervals • Occurrence • Aggregate

Enhancing Portfolio Construction 40 Example: Market share analysis introduced as critical component of portfolio construction CASE STUDY 1 A X IS R e % S h a re o f In d u str y L o s s Industry Loss

$0 $5 $10 $15 $20 41 (1) AXIS estimates. Credit & Surety Market Overview by Estimated Premium(1) ($ in Billions) $0 $5 $10 $15 $20 ~$19 billion $0 $5 $10 $15 $20 Credit & Surety Primary Market Retained Business Reinsurance Market ~$13 billion ~$6 billion • Leader: one of top six reinsurers • Average industry experience of senior underwriters = 25 years • Influence beyond our line size Trade Credit • Covers the risk of non- payment to sellers of goods and services Surety • Insurance contracts guarantee fulfillment of contractual, legal, or regulatory obligations (mainly in connection with construction) Influence Beyond Our Line Size Leadership in Credit & Surety Reinsurance CASE STUDY 2

42 (1) Source: Euler Hermes Economic Research Department publication. (2) Source: International Credit Insurance and Surety Association. Trade Credit Industry: Understanding the Cycle Leadership in Credit & Surety Reinsurance CASE STUDY 2 113 124 106 96 100 94 86 111 141 134 129 134 69% 53% 42% 42% 42% 43% 46% 85% 87% 36% 44% 48% 30% 40% 50% 60% 70% 80% 90% 100% 0 20 40 60 80 100 120 140 160 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 In d ust ry C la im s R ati o (2) Ins o lv e n c y In d e x (Y e a rl y L e ve ls - B as is 1 0 0 i n 2 0 0 0 )(1) Insolvency Index Industry Claims Ratio

43 Leadership in Credit & Surety Reinsurance CASE STUDY 2 $73 $103 $98 $125 $154 $224 $254 $300 $265 39.0% 39.1% 43.6% 49.5% 94.4% 66.8% 50.7% 46.8% 61.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $50 $100 $150 $200 $250 $300 $350 2004 2005 2006 2007 2008 2009 2010 2011 2012 AXIS Re Credit & Surety Results ($ in Millions) GPW Accident Year Loss Ratio at 12/31/12

44 (1) Data from PricewaterhouseCoopers January 2013 report World in 2050: The BRICs and beyond: prospects, challenges and opportunities. GDP is for Top 20 economies. PPP represents purchasing power parity in 2011 terms. Well-Positioned to Access Growing and Attractive Global Business Evolving GDP Growth(1) Leadership in Credit & Surety Reinsurance CASE STUDY 2 Trade Credit medium-term annual growth expectation of 4-6% driven by increase in global trade flows 2011 GDP at PPP $62 Trillion 2050E GDP at PPP $214 Trillion 38% 33% 5% 4% 7% 4% 7% 16% 18% 25% 24% 18% 0% 20% 40% 60% 80% 100% 2011 2050E US China India Japan Germany Brazil Rest of Top 20 Economies

45 Surety growth driven by infrastructure needs in developing countries (i.e. Latin America) 25% 26% 23% 25% 22% 22% 21% 22% 34% 32% 34% 29% 30% 30% 33% 34% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2005 2006 2007 2008 2009 2010 2011 2012* Technical Result / Written Premiums (1) Source: Latino Insurance. Per Latino Insurance, Technical Result calculated as Technical Income – Technical Costs (not including Administrative Costs). Surety Latin America Industry Results as of December 2012(1) Well-Positioned to Access Growing and Attractive Global Business Leadership in Credit & Surety Reinsurance CASE STUDY 2 Loss Ratio Earned Premiums (Net)

Well-Positioned for the Changing Environment 46 Building on a solid platform of underwriting excellence Focused specialty product approach and global reach sustain influence Increased emphasis on portfolio construction Dynamically managing risk to enhance return New initiatives provide diversifying growth and capital market capabilities

AXIS Insurance Sustainable, Growing and Profitable Specialty Insurer Jack Gressier, CEO, AXIS Insurance

Agenda •Overview of AXIS Insurance •Underwriting excellence • Strategic initiatives • Breadth of AXIS Insurance franchise • Ability to execute •Overview of AXIS Accident & Health 48

Diversified Global Specialist Insurer 49 27% 11% 2% 3% 2% 36% 12% 7% Property Marine Terrorism Aviation Credit and Political Risk Professional Lines Liability Accident & Health $0 $500 $1,000 $1,500 $2,000 $2,500 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2012 Gross Premiums Written by Line $2.3 Billion, 56% of Consolidated GPW Gross Premiums Written ($ in Millions) 2002-2012 Financial Results ($ in Billions) Total Gross Premiums Written $20.3 Total Underwriting Income $2.1 Aggregate Combined Ratio 83%

Strategic Global Presence 50 Accessing risk in the right place at the right time North America ‘12 GPW = 58% of Insurance • 508 employees • 12 U.S. offices • Toronto branch office • Licensed in 50 states, District of Columbia, & Puerto Rico • Surplus lines eligible in 50 states, District of Columbia & Puerto Rico • Licensed in all Canadian provinces and territories Bermuda ‘12 GPW = 9% of Insurance • 25 employees • Operates globally on a non-admitted basis • Ability to transact with both Bermuda and London wholesale markets Europe ‘12 GPW = 29% of Insurance • 126 employees • London and Dublin offices • Freedom of Services Permissions in all 30 EEA countries • U.S. surplus-lines eligible in 50 states, District of Columbia & Puerto Rico • Global capability on a non-admitted basis Australia ’12 GPW = 3% of Insurance • 43 employees • Sydney, Brisbane, Melbourne, Adelaide and Perth offices • APRA authorized general insurer Singapore ’12 GPW = 1% of Insurance • 8 employees • Global capability on a non- admitted basis with a focus on Asia Pacific Total Employees= 710 Note: AXIS Insurance 2012 GPW includes $161M A&H GPW. AXIS Insurance employees include 85 A&H employees in North America (59), Europe (24), and Singapore (2).

Underwriting Has Outperformed Specialty Peers 51 2003 – 2012 Aggregate Underwriting Profitability(1) Source: Company documents. Note: US Specialty includes Alleghany, American Financial, Houston Casualty, Markel, RLI, and W.R. Berkley. Bermuda “Scale” Specialty includes ACE and XL. Bermuda Specialty ex. “Scale” includes Allied World, Alterra, Arch, Argo, Aspen, Endurance and Validus (Validus includes only years 2008-2012). (1) 2003-2012 aggregate underwriting profitability calculated as 1- ten year aggregate combined ratio for each company’s insurance segment only. 16.8% 15.6% 10.3% 9.2% 8.9% 8.8% 8.5% 8.4% 8.2% 4.3% 3.9% 3.8% 2.9% 2.3% 1.3% (2.0%) 16.8% 7.9% 6.3% 5.6% 4.5% -5% 0% 5% 10% 15% 20% US Specialty Bermuda “Scale” Specialty Bermuda Specialty ex. “Scale” Underpinned by Peer Review Since Inception

Excellent Risk-Adjusted Underwriting Profitability

2003-2012 Average Annual Underwriting Profitability[(1)] vs. Volatility



20.0%
15.0%
10.0%
5.0%
0.0%
(5.0%)
Average Annual Underwriting Profitability(1)
2%
4%
6%
8%
10%
12%
14%
16%
Volatility (Standard Deviation)
1.7x
AXIS
2.3x
2.8x
2.1x
1.9x
1.5x
1.0x
0.8x
0.5x
0.4x
All Specialty Peers = 1.4x
Average ex. AXS=0.8x
0.5x
0.8x
0.8x
0.4x
0.1x
0.1x
US Specialty
Bermuda "Scale" Specialty
Bermuda Specialty ex. "Scale"

Source: Company documents.
Note: US Specialty includes Alleghany, American Financial, Houston Casualty, Markel, RLI, and W.R. Berkley. Bermuda "Scale" Specialty includes ACE and XL. Bermuda Specialty ex. "Scale" includes Allied World, Alterra, Arch, Argo, Aspen, Endurance and Validus (Validus includes only years 2008-2012). Sharpe Ratio (multiple for each company) represents 2003-2012 average underwriting profitability to volatility relationship calculated as 2003-2012 average underwriting profitability / standard deviation of 2003-2012 underwriting profitability for each company's insurance segment only.
(1) Average annual underwriting profitability calculated as 1- ten year average combined ratio for each company's insurance segment only.

52

Profitable Insurance Platform 53 Source: Dowling & Partners Research. Reserve Development Above Avg Releases Avg Releases Adverse Almost None ACE XL AWH ACGL AXS AHL ENH VR RE ACE (Ex Crop) ENH (Ex Crop) RE (Ex Crop) 0% 20% 40% 60% 80% 100% 88% 92% 96% 100% 104% 108% 112% 2 0 1 2 E s ti m ated C as u a lt y as % o f Ins u ra n ce N P W 3 Year Average Insurance Ex. Cat AY Combined Ratio (2010-2012) Bubble size = Insurance as % of total MID 90's OR BETTER BREAK EVEN OR WORSE

Sustainable, Differentiated Insurance Franchise 54 Attributes • Leadership o Clients and distribution partners seek our underwriting and claims expertise o Transparent approach with clients and distribution partners • Talent • Scale and Diversity Sustainability • Ability to digest volatility • Ability to manage cycle without sacrificing scale • Ability to invest in franchise = the virtuous cycle

Organized to Respond to Customer Needs 55 Three major P&C operations complemented by growing A&H franchise and specialist Capital Risk Solutions unit AXIS Insurance 2012 Gross Premiums Written $2.3 Bn Capital Risk Solutions • Political risk • Credit insurance • Coverages primarily for banks around the world International • Wholesale London-market specialty products for customers with operations worldwide • Property and casualty products offered locally in select jurisdictions Professional Lines • Professional liability coverages • Provided to a range of customers through our Bermuda, U.S., European and Asian platforms U.S. • Property and casualty products primarily written on a wholesale excess and surplus lines basis and on a retail basis • Customers ranging from large accounts to middle market accounts Accident & Health • Accident and specialty health products • Designed for specific segments around the world 2% 31% 32% 28% 7%

Highly Experienced Leadership Team 56 Jack Gressier CEO, AXIS Insurance Years in Industry: 27 Years at AXIS: 11 Michael Rutherford President, Capital Risk Solutions Years in Industry: 33 Years at AXIS: 8 Mark Gregory CEO, Specialty Lines Years in Industry: 33 Years at AXIS: 3 Carlton Maner Divisional President, US Years in Industry: 33 Years at AXIS: 11 John Van Decker EVP, Professional Lines Years in Industry: 29 Years at AXIS: 2 Jon Tilman Chief Actuary Years in Industry: 27 Years at AXIS: 3 Peter Vogt Chief Operating Officer Years in Industry: 28 Years at AXIS: 3 Dax Gulmohamed EVP, Professional Lines Years in Industry: 18 Years at AXIS: 9 Chris Gallagher Chief Risk Officer Years in Industry: 17 Years at AXIS: 6 Gordon McFadden CFO Years in Industry: 22 Years at AXIS: 10 Darryl Catts Chief Information Officer Years in Industry: 17 Years at AXIS: 3 David Hayward Chief Claims Officer Years in Industry: 31 Years at AXIS: 11 Chris DiSipio CEO, AXIS A&H Years in Industry: 29 Years at AXIS: 4 • Average years of management industry experience is 27 years (6 years at AXIS) • Average years of senior underwriter (75) industry experience is 24 years (7 years at AXIS) Peter Wilson President, US Insurance Years in Industry: 30 Years at AXIS: NM

• Australia Marine • Asia Onshore / Renewable Energy • Asia Professional Lines • Asia Marine • Asia / UK Construction & Professional Indemnity New Geography • International MGA Expansion • Excess Casualty (Retail) • Selected for highly specialized broker panels • Primary Casualty (Retail Focus) • Surety • International Casualty • Accident & Health New Distribution • Design Professional Environmental • Small Account Excess Casualty (Wholesale) • Renewable Energy • Privatus + (D&O) • International Property Existing Distribution Strategic Initiatives Delivering Diversified Growth 57 Current initiatives commenced and expecting significant growth in medium-term P ro d uct s Existing New

Where AXIS Insurance is Going

2003-2012 Average Annual Underwriting Profitability(1) vs. Volatility



Average Annual Underwriting Profitability(1)
20.0%
15.0%
10.0%
5.0%
0.0%
(5.0%)
2%
4%
6%
8%
10%
12%
14%
16%
Volatility (Standard Deviation)
AXIS
1.7x
2.3x
2.8x
1.9x
2.1x
1.5x
1.0x
0.8x
0.5x
0.4x
Average ex. AXS=0.8x
0.5x
0.8x
0.8x
0.4x
0.1x
0.1x
All Specialty Peers = 1.4x
US Specialty
Bermuda "Scale" Specialty
Bermuda Specialty ex. "Scale"

Source: Company documents.

Note: US Specialty includes Alleghany, American Financial, Houston Casualty, Markel, RLI, and W.R. Berkley. Bermuda "Scale" Specialty includes ACE and XL. Bermuda Specialty ex. "Scale" includes Allied World, Alterra, Arch, Argo, Aspen, Endurance and Validus (Validus includes only years 2008-2012). Sharpe Ratio (multiple for each company) represents 2003-2012 average underwriting profitability to volatility relationship calculated as 2003-2012 average underwriting profitability / standard deviation of 2003-2012 underwriting profitability for each company's insurance segment only.

(1) Average annual underwriting profitability calculated as 1- ten year average combined ratio for each company's insurance segment only.

58

Well-Positioned in the International Market 59 Origins in London-market specialty lines at AXIS inception • Addresses specialty global market distributed among European/London and U.S./Bermuda-based carriers • Average years of industry experience for specialty lines underwriting management (11 employees) = 27 years 37% 18% 4% 3% 4% 14% 7% 11% 2% Europe Professional Lines Global Property London MGA Australia Property Canada Property Australia Professional Lines Canada Professional Lines Excess Casualty Canada Casualty International P&C 2012 Gross Premiums Written: $410M 6% 8% 30% 22% 11% 7% 1% 6% 1% 8% Aviation Aviation War Energy Offshore Energy Onshore Renewable Energy Marine Cargo Marine Hull Marine Liability Marine War Terrorism Specialty Lines 2012 Gross Premiums Written: $453M Traditional P&C including some specialty products offered in select jurisdictions locally • Commenced with establishment of operations in Canada and Australia in 2008 and 2009, respectively

60 North America remains a key growth area for AXIS Products Retail Property Wholesale Property Commercial D&O Financial Institutions D&O Errors and Omissions Liability Environmental Liability Fidelity and Surety Primary Casualty Excess Casualty US MGA AXIS Insurance Presence in North America

42.0% 51.1% 52.2% 37.1% 5.8% 11.8% 2004 2012 Retail commercial P&C brokers Wholesale commercial P&C brokers MGA Expanding & Diversifying North American Distribution 61 North America Platforms Distribution Profile 182 886 Number of Distribution Relationships

Methodically Built Global Professional Lines Franchise

2003
- Acquired renewal rights to Kemper's D&O Business
- New Financial Lines Insurance capability in Bermuda
- New Pro Lines Unit formed in U.S.

2004
- Expanded U.S. Professional Lines capabilities - Dedicated Financial Institutions Unit
- New PL Europe Unit is formed
- AON'S Media / Professional Insurance is selected as a MGA

2005

Dexta selected as MGA for Australia and New Zealand

2006

2007

Acquired Media / Professional Insurance (including UK and Canadian books)

2008

New Canada unit is formed

2009

Acquired Dexta MGA in Australia

2010
- Design Professionals and Environmental Liability Insurance unit formed
- AXIS Pro Europe expanded into Professional Firms

2011
- Launch of "NEW" AXIS Pro Europe
- Singapore branch formed
- International Professional Lines is reorganized (separate FI and FIS) and expanded

2012

2012 Global Professional Lines GPW = $837M

62

AXIS

Coordinated Global Portfolio with Local Approach 63 U.S. AXIS ‘12 GPW = 67% of PL • Centralized Underwriting Control • Regional Approach • Primarily Excess Public D&O • Specialty Products for E&O / PI lines • Specialty Products on Primary Basis • 54% Excess / 46% Primary Bermuda AXIS ‘12 GPW = 4% of PL • Excess Business (Global) • Specialist Products – Side A • Complements U.S. and London • 96% Excess / 4% Primary Canada AXIS ‘12 GPW = 4% of PL • Centralized • Excess Public D&O • Primary Professional Indemnity / E&O • 32% Excess / 68% Primary London AXIS ‘12 GPW = 18% of PL • International Hub • Capital Markets for Europe / Emerging (IPO / POSI) • Investment Sector (Regulatory environment) • Relationships • Broad distribution • Large D&O • Professional Indemnity / E&O • 51% Excess / 49% Primary Australia AXIS ‘12 GPW = 7% of PL • Local distribution – access to middle market • Advanced financial and regulatory environment • Follow London strategy • Primarily Professional Indemnity / E&O • Access to Pacific Rim • 15% Excess / 85% Primary Singapore AXIS ‘12 GPW <1% of PL • Local Underwriting • Exploring Asia • 12% Excess / 88% Primary We have primary and leadership capabilities across most professional lines and exercise these where appropriate

Diversified and Measured Growth in Professional Lines 64 Global Professional Liability (E&O) ‘06-’12 CAGR 14.6% Global Financial Institutions ‘06-’12 CAGR 10.0% Global Commercial ‘06-’12 CAGR 3.8% $181 $196 $201 $213 $201 $213 $239 $238 $240 $266 $62 $97 $127 $130 $131 $174 $227 $243 $225 $230 $0 $28 $104 $151 $197 $215 $205 $231 $298 $342 $243 $321 $432 $494 $529 $602 $672 $712 $764 $837 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Global Commercial (FIS) Global Financial Institutions Global Professional Liability ($ in Millions)

Highly Experienced Professional Lines Management 65 • Average years of management industry experience is 19 years (6 years at AXIS) • 205 total employees globally Peter Wilson President, US Insurance Years in industry: 30 John Van Decker Years in industry: 29 Hillary Williams Years in industry: 24 Edward Talarico Years in industry: 21 Timothy Braun Years in industry: 20 Thomas Sicard Years in industry: 19 Richard Zarandona Years in industry: 16 Tim Covello Years in industry: 18 Adam Sharaf Years in industry: 19 Dax Gulmohamed EVP Years in Industry: 18 Richard Allen Years in industry: 17 Oliver Wheeler Years in industry: 20 Sharanjit Chaggar Years in industry: 11 Toby Read Years in industry: 9 US Professional Lines International Professional Lines

Capital Risk Solutions (“CRS”) Overview 66 Capital Risk Solutions 2002-2012 ($ in Millions) AXIS Insurance 2012 GPW Credit and Political Risk 1.7% Credit Crisis Political Risk Insurance 5% of 2012 CRS GPW • Coverage for multi-national corporations against hostile sovereign actions which deprive clients of cross-border investment • Coverage include confiscation, expropriation, nationalization, political violence, and currency inconvertibility Credit Insurance 95% of 2012 CRS GPW • Coverage for banks against risk of loan non-repayment $44.2 $90.3 $125.4 $129.4 $209.6 $232.5 $183.0 $19.5 $30.7 $35.7 $39.4 0.3% 0.5% 0.0% 0.0% 0.0% 0.9% 31.7% 178.5% 70.2% 50.1% 38.0% 0.0% 30.0% 60.0% 90.0% 120.0% 150.0% 180.0% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 A Y L o s s Rat io G P W GWP AY LR Inception to Date Loss Ratio 56.3% GPW

Current Portfolio Incorporates Lessons Learned 67 • Alignment of interests • Robust limit management • More balanced portfolio construction • Standard AXIS contract wording enforced • More independent risk analysis • Enhanced monitoring

Exposure Rebalanced 68 Since the credit crisis, we have reduced overall exposure and average limits 0.0 0.2 0.4 0.6 0.8 1.0 1.2 2008 2009 2010 2011 2012 E x p o s u re I n d e x e d t o 1 Amortized Limits Average Limits

Portfolio Diversified 69 A- and above, 16% BBB, 39% BB, 32% B, 12% CCC+ and below, >1% Exposure by Rating(1) Note: Ratings are current AXIS internal ratings. (1) Based on amortized notional credit exposure outstanding as of May 31, 2013. (2) Exposure added since 2009. Project Finance, 14% Pre-export Finance, 7% Sovereign Default, 27% Secured Finance, 23% Unsecured Finance, 15% Political Risk, 14% Portfolio Distribution(2) by Product Type

Attractive and Diversifying Macroeconomic Risk 70 Current Exposure - Obligor Profile Europe, 26% Asia Pacific, 24% Africa and Middle East, 17% Latin America, 16% CIS, 13% North America, 4% Current Exposure - Regional Profile Sovereign Default, 31% Telecoms, 19% Banking, 11% Energy O&G, 7% Utilities, 6% Industrial Metals, 4% Mining, 3% Other, 18%

71 Expanding Specialist Franchise CASE STUDY 1 Opportunity • Acquisition of Media/Pro oMGU focused on Media, Miscellaneous PL (MPL) and Tech/Cyber oOffices in Kansas City, Toronto and London o 28 year history of quality underwriting • Market-leading source of Media underwriting and claims experience • Solid MPL and Tech/Cyber platform on which to expand expertise • $42.5M book of small account (revenues<$10M) business with >6,000 insureds Leveraging AXIS Strengths • Strong localized presence in the U.S. • Solid underwriting controls and procedures including peer review, robust audits and actuarial reviews • Willingness to invest in people and technology • Strong relationships with national brokers Outcomes • Decentralization of underwriting teams solidified the franchise • Improved operational efficiency • Sustainable, profitable and dynamic portfolio • Enhanced capabilities in Tech/Cyber and National Accounts • Launchpad for Canadian operation, E&O operation in London and Media product in Australia

Multiple Product Lines Multiple Geographies ABC Manufacturing AXIS 2002 – Today GPW = $137 million ONE Aviation Property & CAT D&O Liability Marine Bermuda New York London Chicago Dublin 72 Integrated Solutions Addressing Complex Needs CASE STUDY 2

73 Exploration Production Processing Transportation Marketing Production Transportation Refining Marketing Crude Oil Upstream E&P Midstream Downstream R&M Integrated product offering across energy supply chain CASE STUDY 3 Leveraging Our Strengths for Profitable Growth Expanding our Specialty Energy Franchise to Address Growth in Renewable Energy Sector

74 Opportunity • World seeking out alternative sources of energy • Reliable and comprehensive renewable energy sector coverage needed • Limited number of insurers in space • Critical mass, proven technology and acknowledged experts • Potential for additional market premium > $1.5 Bn over the next five years CASE STUDY 3 Leveraging Our Strengths for Profitable Growth Expanding our Specialty Energy Franchise to Address Growth in Renewable Energy Sector Leveraging AXIS Strengths • Well-timed market entry • Reputation and longevity in global energy insurance market • Meaningful, high-quality provider of capacity • Excellent claims service and leadership • Consistent market throughout cycle Outcomes • Hired a specialist renewable energy team with 8 years of industry experience on average • Providing coverages for every aspect of wind and solar energy projects • Gross premiums written of $47 million in 2012

CASE STUDY 3

Leveraging Our Strengths for Profitable Growth

Expanding our Specialty Energy Franchise to Address Growth in Renewable Energy Sector


2012 Energy GPW =$285M
17%
48%
35%
Energy Offshore
Energy Onshore
Renewables

We have positioned ourselves to address opportunities that meet our requirements


HIGH
Offshore Renewables
Onshore Renewables
Power Sector
Offshore Construction
LOW
HIGH
AXIS MARKET SHARE
Offshore production, development
Onshore Drilling
Midstream
LOW
GROWTH
Refining and Petrochemicals

75

Sustainable, Global and Profitable Specialty Insurer 76 Underwriting excellence Focus on risk-adjusted returns Proven ability to deliver complementary, diversifying growth Proven AXIS approach to strategic initiatives

AXIS Accident & Health The Right Strategy in a Growing and Profitable Market Chris DiSipio, CEO, AXIS Accident & Health

Agenda • What we’ve been up to since 2009 •What we deliver •Where we are going 78

Establishing the Global Footprint 79 With an established global footprint, AXIS entered the global A&H market when it was ripe for a new entrant 2001-2008 2009 2010 2011 2012 Leveraged established AXIS infrastructure and intellectual capital to launch platform Q1 AXIS strategic move into Accident & Health Recruitment Phase Q1 Launched US Reinsurance business in Princeton, NJ Q2 First states approved for limited launch of US Insurance business (5 locations) Q3 Launched International Reinsurance business in London and Dublin Q1 Launched International Insurance business in UK Q4 Opened Continental European offices in France and Spain Q1 Opened Zurich Office Q4 Opened Singapore Office 2012 YE $161 million gross premiums written

Highly Experienced Management Team 80 Team with vast international industry experience as well as significant experience with start-up operations Chris DiSipio CEO Accident & Health 29 years experience Patrick Collins Chief Actuary 23 yrs experience Joe Freedman Chief Risk Officer 29 yrs experience James Hamilton CEO, N. America 23 yrs experience Paul Chapman CEO, International 34 yrs experience Dan Bolgar CEO, Reinsurance 18 yrs experience Al Drowne CEO, Affinity 35 yrs experience • Average years of A&H management industry experience is 28 years • 85 AXIS A&H employees in 13 existing locations worldwide

AXIS Accident & Health Value Proposition 81 Our business model delivers very focused solutions to targeted customer segments Characteristics Benefits to Market Insurance and Reinsurance Hybrid • Global market access • Regulatory flexibility • Broader customer appeal New Entrant, No Legacy • Recognized as agile and innovative • Not impeded by challenging product and technology legacy Balanced Portfolio • Balance by product, market and geography • Stability through spread of risk and diversification Product-led with Compliance Focus • Meet changing customer needs • Perceived as trusted partner by clients and brokers Specialist Underwriter • High degree of expertise • Able to customize response to the risk

Accessing Growing Global Demand 82 Insurance solutions for target groups or reinsurance covers for carriers addressing targeted exposures Employers and their Employees Groups including: • Students • Travelers • Expatriates • Associations AXIS A&H Insurance Other Carriers Fronting Company Captive Brokers Managing General Agents Brokers AXIS A&H Reinsurance Demand Risk-bearing Entities (Non-AXIS) Distribution AXIS A&H–Risk-bearing

Specialty Accident & Health Product Portfolio 83 We differentiate ourselves through product innovation and customization for targeted customer segments Insurance Personal Accident Death and disability due to an accident Business Travel Death, emergency medical expenses while traveling on business Specialty Health Supplemental health products, not traditional health insurance • Indemnity-based and limited benefits • Specific segments – expatriates, youth sports, volunteer organizations • Underwriting, not managed care, drives the result Reinsurance Accident Covers losses from catastrophic accident events such as terrorism and aviation crashes. Usually in excess of large deductibles Health Covers losses from catastrophic individual medical conditions in excess of a large deductible Quota Share Provides reinsurance for simple insurance products. AXIS consults on pricing, product, and underwriting parameters

AXIS Accident & Health Risk Return Profile 84 Managing a diverse portfolio of insurance and reinsurance products reduces volatility and enhances risk-adjusted returns R et u rn Limited Medical Expatriate Health Travel Accident Excess of Loss Catastrophe Medical Excess of Loss Per Person Participant Accident Risk Low High L o w H ig h Insurance Reinsurance Insurance and Reinsurance A&H risk uncorrelated with P&C risk

An Underwriting-driven Business at AXIS 85 A&H is built on the same foundational principles as AXIS P&C operations Risk Management • Accumulation Management • Catastrophe Modeling Underwriting Focused • Risk taker, not marketer • Peer review Profit Driven • Risk-adjusted returns Portfolio Management • Managed diversification • Global standards

64% 24% 6% 6% Health Accident Specialty Programs Travel 50% 19% 18% 13% US and Canada UK/Continental Europe Africa/Middle East Asia Balanced by Geography and Product 86 Product balance and geography are closely related 2013 Expected 40% 40% 10% 10% Long Term Target 34% 26% 20% 20% 2013 Expected Long Term Target Product Balance Geographic Balance

87 $6 $111 $113 $115 $3 $58 $112 $37 $0 $50 $100 $150 2010 2011 2012 1Q 2013 GPW NPE $0 $17 $48 $11 $0 $5 $30 $12 $0 $15 $30 $45 $60 2010 2011 2012 1Q 2013 GPW NPE Positive Earnings Contribution Expected in 2014 Runway for insurance operations is naturally longer than reinsurance ($ in Millions) Insurance A&H Premium Reinsurance A&H Premium $6 $128 $161 $126 $3 $63 $142 $48 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2010 2011 2012 1Q 2013 GPW NPE Overall A&H Premium

Experienced, well-known team Fully compliant products built for today’s market Flexible, hybrid (re)insurance model preferred to access targeted portfolios Focused on underwriting and risk management The Right Strategy in a Growing and Profitable Market 88

Break

Risk The Right Balance for AXIS Michael Steel, Chief Risk Officer

Agenda •Overview of ERM Framework • Strategy and Risk 91

Enterprise Risk Management Framework: Key Components • Risk-aware culture • Governance structure that places significant importance on risk management • Independent group risk function • Risk standards spanning material risks to the business • Timely risk reporting • Well-advanced internal capital model • ERM framework integrated with business planning 92

Prospective Underwriting Risk Capital Drivers(1) Property Catastrophe Property Other Casualty Professional Lines Terrorism Credit Specialty Motor A&H Balanced Composition of Capital at Risk 93 Overall Drivers of Risk Capital (1) 100 - 5,000-year TVAR result. Prospective Underwriting Risk Reserving Risk Investment and Other Risk

Group Catastrophe Exposure Reduced 94 AXIS Property Catastrophe Portfolio: Modeled 1-in-250 Annual Result (Net of Premium) 70.0% 80.0% 90.0% 100.0% 110.0% 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1

Risk Reward Profile Analyzed in Planning 95 • Capital model used to determine by line ROEs as well as overall ROE • Risk Management reviews all plan assumptions underlying new strategies • Actuarial provides a validation of planned loss ratios • Plan is tested against Risk Management framework • Risk Management determines the range of outcomes to monitor the impact of changes contemplated in the plan

P ro b ab ili ty Analyzing the Risk Return Profile 96 Median RoE Return on Equity Low High 1 in 10 Yr Return 1 in 10 Yr Loss 1 in 100 Yr Loss 1 in 100 Yr Return

AXIS Diversification in Action 97 Diversification provides more desirable risk / return profile P&C generates less risk and return than Property Catastrophe alone Adding diversifying credit lines lowers risk while increasing return E xpe c ted U nder w ri ting R e s ul ts Volatility in Underwriting Results + Credit Group Baseline Property Cat only P+C without credit P+C

Re tu rn ( M e d ia n Un d e rw ri ti n g Res u lt ) Earnings Volatility Optimizing Our Reinsurance Purchasing 98 Reinsurance Impact Analysis (Non-Catastrophe Placements) Increasing Retentions within AXIS Insurance

-26% -23% -21% -18% -15% -12% -10% -7% -4% -2% 1% 4% 7% 9% 12% 15% 17% 20% 23% 26% 28% Fair Value at Risk as % of Book Value Diversification with Low-Correlated Asset Classes 99 Asset class diversification has improved returns and tail-risk exposure in our investment portfolio Distribution of portfolio returns – Q4 2010 Distribution of portfolio returns – Q4 2012

The Right Balance 100 Diversification is a critical feature Catastrophe exposure re-balanced Strategic initiatives will deliver enhanced risk/return profile

Finance and Capital Management Balancing the Interests of All Stakeholders Joe Henry, Chief Financial Officer

Agenda • Investment portfolio positioning •Conservative reserving •Capital management 102

Investment Portfolio Goals and Objectives 103 AXIS Investments maintains a prudent strategy balancing the requirements of our various external stakeholders • Protect the Balance Sheet oMitigate negative impact of interest rate increases and/or spread widening • Provide consistent annual income • Contribute to Book Value Growth oWithin risk constraints

Significant Contribution to Book Value Accretion 104 AXIS Investments has successfully managed shocks and prudently delivered book value growth Pre-Tax Cumulative Contribution to Book Value from Investments ($ in Millions) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Total Returns Have Improved 105 2.2% 2.4% 2.5% 2.6% 2.9% 3.5% 3.7% 0% 1% 2% 3% 4% Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 2003 – 2008 Annualized 2009 – 2012 Annualized Total Annualized Return on Overall Investment Portfolio Source: Blackrock. Note: Peer Universe includes Class of 2001 Bermuda companies including Allied World, Arch, Aspen, Endurance, Montpelier, and Platinum. Blackrock calculates annualized returns using linked-quarterly returns. 4.5% 5.2% 5.4% 5.9% 5.9% 6.3% 6.6% 0% 2% 4% 6% 8% Peer 1 Peer 3 Peer 2 Peer 6 Peer 5 Peer 4 Average = 2.8% Average = 5.7%

106 Insource Outsource AXIS Investments in-sources asset class allocation and external manager selection and outsources security selection Integrated Investment Process With Strong Oversight Custom Benchmark Construction Compliance Monitoring Performance Monitoring Security Selection Trade Execution Strategic Asset Allocation Fixed Income Equity Alternatives Manager Selection Investment Process Boards Management • Board Finance Committee • Investment Finance Committee • Legal Entity Boards Risk • Rating Agencies • Regulators • Enterprise Risk Aggregation • Board Risk Committee • Investment Risk Standards • Risk Management Committee External Stakeholders Legal and Audit • Policies and Guidelines • Internal and External oversight Investment Process Governance and Risk Control

0% 2% 4% 6% 8% 10% 12% 14% 16% 18% J u n -7 6 A u g -7 8 O c t- 8 0 D e c -8 2 F e b -8 5 A pr -8 7 J u n -8 9 A u g -9 1 O c t- 9 3 D e c -9 5 F e b -9 8 A pr -0 0 J u n -0 2 A u g -0 4 O c t- 0 6 D e c -0 8 F e b -1 1 A pr -1 3 Y ield ( % ) 10-year 5-year 2-year Considerations in the Current Environment 107 The big question is the extent and timing of interest rate increases • Very low yields oSustaining current net investment income is a challenge oPersistently low rates pressure operating ROACE • Exposure to rising interest rates oUS Treasury rates are at all time lows oAs rates rise, unrealized book value declines are likely Historic Lows U.S. Treasury Rates

108 Risk Mitigation Low Yield Environment: Mitigation We are diversifying sources of investment income while maintaining quality Low Yield Environment CMBS CLO Debt Emerging Market Debt Dividend Yields Short Duration High Yield

Exposure to Rising Rates: Mitigation 109 We are maintaining our short duration and investing in assets which should benefit in an inflationary environment Exposure to Rising Interest Rates Inflation Linked Securities (TIPS) Increased Risk Assets: Equities Hedge Funds High Yield Maintain Short Duration Risk Mitigation

High-Quality, Liquid Investment Portfolio 110 Current investment portfolio is well-positioned to cope with today’s risks, maximizes flexibility and maintains high quality (1) As of 03/31/2013. Cash and Investments(1) $14.5 Bn Fixed Maturity Credit Quality(1) $12.0 Bn 82% 4% 7% 1% 6% Fixed Maturities Equity Securities Other Investments Short-term investments Cash and Cash Equivalents 11% 37% 11% 17% 11% 7% 6% US Gov't and Agency AAA AA A BBB Below BBB Cash and Cash Equivalents Book Yield of Fixed Maturities 2.6% Yield to Maturity of Fixed Maturities 1.7% Average Duration of Fixed Maturities (Years) 3.1 Average Credit Quality AA-

57.3% 23.1% 30.7% 42.7% 76.9% 69.3% 0% 20% 40% 60% 80% 100% Short/Medium Tail Medium/Long Tail Long Tail Case IBNR Conservative Reserving 111 Net Unpaid Loss Reserves as of 12/31/2012 Net Reserves $2,558M $2,482M $2,193M $1 $56 $182 $383 $217 $337 $376 $423 $313 $258 $245 $0 $100 $200 $300 $400 $500 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Historical Reserve Development ($ in Millions) 2002-2012 Aggregate Reserve Development = $2,790M Note: Short/Medium Tail Classes include Property and Other, Marine, Aviation, Credit & Political Risk, and Credit & Surety. Medium/Long Tail Classes include Professional Lines. Long Tail Classes include Liability and Motor.

Strong Capitalization with Prudent Leverage 112 $500 $500 $500 $500 $503 $503 $628 $499 $500 $994 $995 $995 $995 $995 $3,961 $5,000 $5,125 $4,944 $5,277 $5,387 $5,380 $4,960 $6,000 $6,619 $6,439 $6,775 $6,885 $7,003 $0 $2,000 $4,000 $6,000 $8,000 2008 2009 2010 2011 2012 Q1 2013 Q1 2013 Pro Forma* Common Equity Senior Notes Preferred Shares Capital Source Principal Amount(1) Term To Maturity Maturity or Call-Date Coupon Senior Notes $500 Million 1.5 Years December 1, 2014 5.750% Senior Notes $500 Million 7 Years June 1, 2020 5.875% Preferred Stock – Series A $0 (Redeemed) Perpetual Redeemed 7.250% Preferred Stock – Series B $3 Million Perpetual December 1, 2015 7.500% to call-date; LIBOR +3.4525% Preferred Stock – Series C $400 Million Perpetual April 15, 2017 6.875% Preferred Stock – Series D $225 Million Perpetual June 1, 2018 5.500% Senior Debt + Preferred / Total Capital 20.1% 16.7% 22.6% 23.2% 22.1% 21.8% 23.2% (1) Includes the May 2013 issuance of $225M Series D Preferred and redemption of $100M Series A Preferred. (1) ($ in Millions)

-$2,000 -$1,500 -$1,000 -$500 $0 $500 $1,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q1 2013 Net Cumulative Capital Raised/Returned Shares Repurchased Common Dividends Common Equity Raised Track Record of Efficient Capital Management 113 Common Equity Raised Dividends & Share Repurchases AXIS Fully Diluted Market Value at March 31, 2013 $5.02 IRR 2001 – Q1 2013 16.9% 2001-Q1 2013 ($ in Billions) Total Common Equity Raised $2.13 Common Dividends ($1.07) Share Repurchases ($2.35) Total Capital Distribution to Investors ($3.42) Net Capital Return ($1.29) ($ in Millions)

Recent Contributions to Value Creation 114 (1) Impact of share repurchases estimated quarterly by recalculating opening diluted book value per common share after adjusting the numerator and denominator, respectively, for the value and number of shares repurchased in the quarter. 12/31/2009 3/31/2013 CAGR (including dividends declared) Diluted Book Value Per Common Share $33.65 $44.67 11.3% Diluted Book Value Per Common Share Excluding Impact of Share Repurchases(1) $43.40 10.4% Impact of Common Share Repurchases $1.27 0.9% Repurchase Activity since 12/31/2009 • 28% of shares outstanding at 12/31/2009 subsequently repurchased

$0.14 $0.50 $0.60 $0.615 $0.68 $0.755 $0.81 $0.86 $0.93 $0.97 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Dividends Consistent Component of Return 115 2004-2012 CAGR = 8.6% Competitive dividends grown every year since we began paying dividends D iv idends D e c lared Per C o m m on Shar e

Capital Management Strategy 116 Stress & Scenario Testing Maintain Buffers Commensurate with Current Ratings AXIS Capital Management Strategy Internal Capital Adequacy Regulatory Capital Adequacy Rating Agency Leverage Capital objectives and tolerances Methodology, monitoring and reporting Capital Management Program • Dividends • Share buyback • Share issuance • Senior debt • Reinsurance • Third party capital Opportunistic Management Keep Access to Markets Performance Metrics ROE Franchise expansion preferred, but will return capital if appropriate

Investment portfolio well-positioned for current environment Conservative reserving Good steward of capital Balancing the Interests of All Stakeholders 117

What You Heard 118 Underwriting Excellence Underpins Sustainable Differentiation Strength, Depth and Focus of Global Specialist Franchises Diversifying Growth and Enhanced Portfolio Construction Proven AXIS Approach to Strategic Initiatives Strong Balance Sheet and Prudent Steward of Capital

Question & Answer Session